SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 1, 2009



                           PARAGON TECHNOLOGIES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


      DELAWARE                     1-15729                        22-1643428
---------------------          ---------------                ------------------
  (State or Other                (Commission                   (I.R.S. Employer
   Jurisdiction                      file                       Identification
of Incorporation or                 number)                         Number)
   Organization)



                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (610) 252-3205
                    ----------------------------------------
              (Registrant's telephone number, including area code)

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing
---------         -------------------------------------------------------------
                  Rule or Standard; Transfer of Listing
                  -------------------------------------

         The information under this caption is furnished by Paragon Technologies, Inc. in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 1, 2009, the Company announced that it has notified the NYSE Amex of its intent to voluntarily delist its common stock from the NYSE Amex and deregister its common stock under the Securities Exchange Act of 1934, as amended.

     The Company currently anticipates that, on or about April 30, 2009, but no earlier than April 30, 2009, the Company will file with the Securities and Exchange Commission (the "SEC") and the NYSE Amex a Form 25 relating to the delisting and deregistration of its common stock. The Company expects that trading in the Company's common stock will be suspended on the date the Form 25 is filed, with the official delisting of the Company's common stock becoming effective ten days thereafter. Accordingly, the Company anticipates that trading of its common stock on the NYSE Amex will be suspended on or about April 30, 2009 and that its common stock will be delisted from the NYSE Amex on or about May 11, 2009, and on or about that date the Company will file with the SEC a Form 15, Notice of Termination and Suspension of Duty to File, to terminate its reporting obligations under the Securities Exchange Act of 1934. When the Form 15 has been filed, the Company's obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date the Form 15 is filed with the SEC. The Company is eligible to deregister its common stock because it has fewer than 300 stockholders of record.

         Following the delisting and deregistration of the Company's common stock, it is expected that trading of the Company's common stock by continuing stockholders may be effected through privately negotiated transactions or, if the Company qualifies, in the Pink Sheets (a centralized quotation service that collects and publishes market maker quotes for securities). The Company intends to try to comply with rules permitting its common stock to be quoted in the Pink Sheets. These rules require at least one market maker to quote the Company's common stock after the market maker complies with certain filing and disclosure rules or by complying with the unsolicited customer order rule. However, there is no assurance that either the Company or a market maker will comply with those rules. More information about the Pink Sheets can be obtained from its website at http://www.pinksheets.com.

         The Company's Board of Directors authorized the delisting and deregistration of the Company's common stock after concluding that the consequences of remaining an SEC-reporting company, including the significant costs associated with regulatory compliance, outweighed the current benefits of public company status to the Company and its stockholders.

         A copy of the press release announcing the Company's intention to voluntarily delist and deregister its common stock is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits
----------        ---------------------------------

         The following exhibit is filed with this Form 8-K:

(c) Exhibits

Exhibit Number                        Description
--------------                        -----------

    99.1 Press Release dated April 1, 2009 announcing the Company's intention to voluntarily delist and deregister its common stock.

                                   Signatures
                                   ----------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    PARAGON TECHNOLOGIES, INC.


Date:  April 1, 2009               By:     /s/ Leonard S. Yurkovic
                                         ------------------------------------
                                              Leonard S. Yurkovic
                                              Acting CEO

Exhibit Index
-------------

Exhibit Number                            Description
--------------                            -----------

    99.1 Press Release dated April 1, 2009 announcing the Company's intention to voluntarily delist and deregister its common stock.